UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 6, 2004


                           EASTGROUP PROPERTIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                        1-07094                 13-2711135
     --------------                   -------------            --------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
           (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01. Entry into a Material Definitive Agreement

On December 6, 2004, EastGroup Properties, Inc. (the "Company"), renewed its $175,000,000 unsecured revolving credit facility (the "Facility") with a group of nine banks which was arranged by PNC Capital Markets, Inc. The Facility replaced the Company's existing unsecured revolving credit facility. PNC Bank is the lead arranger and administrative agent for the Facility, which includes Commerzbank, AmSouth Bank, Wells Fargo Bank, SunTrust Bank, U.S. Bank, Compass Bank, Trustmark National Bank and SouthTrust Bank.

The Facility provides for a $175,000,000 revolving credit facility maturing in January 2008 and can be expanded by $100 million and has a one-year extension at the Company's option. The interest rate on the Facility is based on the LIBOR index and varies according to debt-to-total asset value ratios, with an annual facility fee of 20 basis points. The Company's current interest rate under the Facility is LIBOR plus 0.95%.

The Facility contains customary covenants for facilities of this type, including restrictions on indebtedness and liens, limitations on mergers and the sale of assets, and maintaining certain financial ratios. The Facility also provides for customary events of default, including failure to pay principal, interest or fees when due, failure to comply with covenants, if any representations or warranty made by the Company is false in any material respect, default under certain other indebtedness, certain insolvency or receivership events affecting the Company and its subsidiaries, the occurrence of certain material judgments, or a change in control of the Company. The Company expects to use the line of credit for general corporate purposes.

The foregoing summary description of the Facility does not purport to be complete and is qualified in its entirety by reference to the FIRST AMENDED AND RESTATED CREDIT AGREEMENT Dated December 6, 2004 among EASTGROUP PROPERTIES, L.P.; EASTGROUP PROPERTIES, INC.; PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent; COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH, AND SUNTRUST BANK as Co-Syndication Agents; AMSOUTH BANK AND WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents; PNC CAPITAL MARKETS, INC., as Sole Lead Arranger and Sole Bookrunner; and the Lenders (the "Agreement"). A copy of the Agreement will be filed as an exhibit to the Company's 2004 Annual Report on Form 10-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

See Item 1.01 above.

                               Page 2 of 3 Pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 14, 2005

                                   EASTGROUP PROPERTIES, INC.



                                   By:/s/ N. KEITH MCKEY
                                      -----------------------------------
                                      N. Keith McKey
                                      Executive Vice President, Chief
                                      Financial Officer and Secretary





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